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                                                                   EXHIBIT 10.29

                             AMERIGAS PROPANE, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                              EUGENE V.N. BISSELL

Eugene V.N. Bissell is President and Chief Executive Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Bissell has an oral agreement with AmeriGas Propane, Inc. for "at will" employment which includes the following:

Mr. Bissell:

1. is entitled to an annual base salary, which for fiscal year 2006 is $410,000;

2. participates in AmeriGas Propane, Inc.'s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in AmeriGas Propane, Inc.'s long-term compensation plan, the 2000 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation's 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation;

5. participates in AmeriGas Propane, Inc.'s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.

                                                                   EXHIBIT 10.29

                             AMERIGAS PROPANE, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                WILLIAM D. KATZ

William D. Katz is Vice President - Human Resources of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Katz has an oral agreement with AmeriGas Propane, Inc. for "at will" employment which includes the following:

Mr. Katz:

1. is entitled to an annual base salary, which for fiscal year 2006 is $224,012;

2. participates in AmeriGas Propane, Inc.'s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in AmeriGas Propane, Inc.'s long-term compensation plan, the 2000 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation's 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation;

5. participates in AmeriGas Propane, Inc.'s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.

                                                                   EXHIBIT 10.29

                             AMERIGAS PROPANE, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                ROBERT H. KNAUSS

Robert H. Knauss is Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Knauss has an oral agreement with UGI Corporation for "at will" employment which includes the following:

Mr. Knauss:

1. is entitled to an annual base salary, which for fiscal year 2006 is $275,195;

2. participates in UGI Corporation's annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.

                                                                   EXHIBIT 10.29

                             AMERIGAS PROPANE, INC.
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                               JERRY E. SHERIDAN

Jerry E. Sheridan is Vice President - Finance and Chief Financial Officer of AmeriGas Propane, Inc. Mr. Sheridan has an oral agreement with AmeriGas Propane, Inc. for "at will" employment which includes the following:

Mr. Sheridan:

1. is entitled to an annual base salary, which for fiscal year 2006 is $260,000;

2. participates in AmeriGas Propane, Inc.'s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in AmeriGas Propane, Inc.'s long-term compensation plan, the 2000 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation's 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation;

5. participates in AmeriGas Propane, Inc.'s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.